COMPENSATION AGREEMENT

     This Compensation Agreement is dated as of June 21, 2005 among China Health Holding, Inc., a Nevada corporation (the "Company"), and Sichenzia Ross Friedman Ference LLP ("SRFF").

     WHEREAS, the Company has requested that SRFF provide the Company with legal services in connection with its business, and SRFF has agreed to provide the Company with such legal services;

     WHEREAS, the Company wishes to compensate SRFF with shares of its common stock for such services rendered; and

     WHEREAS, the Company shall issue such shares of its common stock in the name of Richard A. Friedman.

     NOW THEREFORE, in consideration of the mutual covenants hereinafter stated, it is agreed as follows:

1. The Company will issue up to 250,000 shares of the Company's common stock, par value $.001 per share, to SRFF. Such shares shall be issued in the name of Richard A. Friedman. Such shares shall not be issued until after the Company files a registration statement on Form S-8 pursuant to Section 2 below. The shares to be issued shall represent consideration for legal services to be performed by SRFF on behalf of the Company.

2. 150,000 of the above compensation shall be registered using a Form S-8. The Company shall file such Form S-8 with the Securities and Exchange Commission within 30 days of the execution of this agreement.

     IN WITNESS WHEREOF, this Compensation Agreement has been executed by the Parties as of the date first above written.

                           China Health Holding, Inc.

                           /s/ Julianna Lu
                           ---------------
                           Julianna Lu
                           President/CEO

                           /s/ Yu XiaoFei
                           --------------
                           Mr. Yu, XiaoFei, Director

                           /s/ Wu Dick
                           --------------
                           Mr. Wu, Dick

                           Sichenzia Ross Friedman Ference LLP

                           /s/ Richard A. Friedman
                           ------------------------
                           Richard A. Friedman
                           Partner